SUPPLEMENT DATED OCTOBER 19, 1998
                         TO PROSPECTUS DATED MAY 1, 1998

                           WRL SERIES ANNUITY ACCOUNT
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


         On October 15, 1998, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Global Portfolio of the WRL Series Fund, Inc. (the "Fund") for shares of the Global Sector Portfolio of the Fund currently held by the corresponding Sub-Account of the WRL Series Annuity Account (the "Account"). To the extent required by law, approvals of the substitution will also be obtained from the state insurance regulators in certain jurisdictions.

         If approved, the effect of the share substitutions will be to replace the Global Sector Portfolio with the Global Portfolio as an investment option under your Variable Annuity Contract (the "Contract") described in your May 1, 1998 Prospectus. The Global Portfolio is described in the Fund's current Prospectus, which you previously received under separate cover.

         Western Reserve proposes to carry out the proposed substitution after all necessary regulatory approvals have been obtrained (anticipated to be May 1, 1999) by redeeming the Global Sector Portfolio shares in cash and purchasing with the proceeds shares of the Global Portfolio. If carried out, the proposed substitution would result in the involuntary reinvestment of Contract owners' cash value invested in the Global Sector Portfolio.

         The investment objective of the Fund's Global Portfolio is:

         GLOBAL PORTFOLIO: Seek long-term growth of capital in a manner consistent with presevation of capital by primarily investing in common stocks of foreign and domestic issuers.

         Contract owners and prospective purchasers should carefully read the Prospectus for the Fund. Additional copies of the Fund's Prospectus are available from Western Reserve (call 1-800-851-9777).

         From the date of this Supplement until 30 days after the date of the proposed substitution, each contract owner will be permitted to make one transfer from the Global Sector Sub-Account of all the Cash Value under the Contract invested in that Sub-Account to other available Sub-Account(s) without the transfer counting as one of the limited number of transfers permitted in a Contract Year free of charge. In addition, Western Reserve will not exercise any rights by Western Reserve under the Contract to impose additional restrictions on transfers until at least 30 days after the proposed substitution.

         IN CONNECTION WITH THE PROPOSED SUBSTITUTION, THE GLOBAL SECTOR PORTFOLIO WILL BE CLOSED TO NEW INVESTMENTS ON MAY 1, 1999. After such date, Contract owners will not be permitted to allocate net purchase payments to or transfer Cash Value to the Sub-Account of the Account investing in the Global Sector Portfolio.


WRL00010-10/98